UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2008

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported under Part I, Item 1 of Form 10-QSB for the quarter ended on March 31, 2007, and subsequent filings of Form 10-QSB, the board of directors of The X-Change Corporation (the "Company") established that the Company would have to re-classify or adjust certain transactions relating to the fiscal year ended December 31, 2006.

Although the decision to restate the Company’s financial statements was initially disclosed as referenced above, the transition of certain members of the Company’s management and the change in the Company’s independent accountant necessitated that the board revisit its accounting treatment of these transactions. Additionally, beginning December 14, 2007 the Securities and Exchange Commission ("SEC") initiated a series of comment letters dealing with the accounting for certain stock-based transactions in 2005 and 2006.

Upon the recommendation of current management, and after discussing these matters with the Company’s current independent registered public accounting firm, KBA Group LLP ("KBA"), on April 7, 2008, the board confirmed its decision to restate the Company’s financial statement for the year ended December 31, 2006 and to expand the scope of adjustments to include the issues recently raised by the SEC. The Company’s decision to restate was made in connection with a review of results of the years ended December 31, 2006 and December 31, 2005 as filed on its Form 10-KSB for 2006.

The amendment is being filed to restate the Company’s financial statements for fiscal years ending December 31, 2005 and 2006. The restatement is required primarily to adjust the valuation estimates applied to stock based transactions during 2005 and 2006. The adjustments alter the valuation estimates used in accounting for the acquisition of AirGATE Technologies, Inc., and a number of incidents of stock issued for services.

In addition, the accounting for a debt instrument has been revised to reflect a beneficial conversion feature. Additionally, the treatment of stock issued pursuant to a development contract has been revised for both valuation and amortization. Finally, an adjustment has been made to defer a portion of a contract deposit. Together these changes are intended to bring the financial statements into conformance with generally accepted accounting principles and respond to issues raised by the SEC in their recent review.

The Company is working with its current and prior independent accountants to complete and file restated financial statements to be included in a restated Form 10-KSB/A for 2006. These adjustments affect balances carried forward into the financial statements to be included in Form 10-KSB for the year ended December 31, 2007, which we anticipate will be filed shortly.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

April 9, 2008	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: CFO